LORD ABBETT INVESTMENT TRUST

Lord Abbett Corporate Bond Fund

Supplement dated January 2, 2020 to the

Summary Prospectus dated April 1, 2019

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 11 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2017
Kewjin Yuoh, Partner and Portfolio Manager	2017
Yoana N. Koleva, Managing Director and Portfolio Manager	2020
Eric P. Kang, Portfolio Manager	2020

Please retain this document for your future reference.